Exhibit 99.3

Execution Version

Number Holdings, Inc.

October 11, 2011

Number Holdings, Inc.
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Re: Acquisition of 99 Cents Only Stores

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), among Number Holdings, Inc., a Delaware corporation (“Parent”), Number Merger Sub, Inc., a California corporation (“Merger Sub”) and 99 Cents Only Stores, a California corporation (the “Company”), pursuant to which Merger Sub, or its permitted assignees, will be merged with and into the Company (the “Merger”), with the Company being the surviving entity of such Merger and a wholly-owned subsidiary of Parent. This letter agreement (this “Agreement”) sets forth the commitment of the undersigned (the “Rollover Investors”), subject to the terms and conditions contained herein, to transfer, contribute and deliver the number of shares of Company Common Stock described in Section 1 below to Parent in exchange for the equity of Parent described in Section 1 below. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement. The Persons delivering the Equity Financing Letters to Parent are referred to herein as the “Other Investors.” The Other Investors and the Rollover Investors are each referred to herein as an “Investor” and, collectively, as the “Investors.”

1.           Commitment. Each Rollover Investor (on a several and not joint basis) hereby commits (its “Commitment”), subject to the terms and conditions set forth herein, to transfer, contribute and deliver to Parent, immediately prior to the Effective Time, the number of shares of Company Common Stock set forth beside its name on Schedule A hereto (the “Rollover Contribution Shares”), free and clear of all Liens (other than any Liens created hereby or under other instruments or agreements delivered to Parent in connection herewith and Liens under applicable securities Laws). In exchange for certificates for the Rollover Contribution Shares (duly endorsed for transfer), Parent will issue to each Rollover Investor a duly executed stock certificate evidencing such number of shares of common stock, par value $0.001 per share, of Parent (the “Parent Shares”) set forth besides such Rollover Investor’s name on Schedule A  hereto. No Rollover Investor shall be obligated to contribute to Parent a number of shares of Company Common Stock in excess of the Rollover Contribution Shares allocable to such Rollover Investor as set forth on Schedule A. The Rollover Contribution Shares will be issued in exchange for Parent Shares, with the value of each Rollover Contribution Share being equal to the per share Merger Consideration. The Rollover Investors shall have the right to purchase certain debt securities and participate in certain loans to be issued or incurred by the Company on the terms set forth in Exhibit A.

2.           Closing. The closing of the transfer and contribution of the Rollover Contribution Shares and the issuance of the Parent Shares as set forth above (the “Closing”) will take place immediately prior to the Effective Time at the principal office of Parent or at such other place as shall be designated by Parent. At the Closing, each Rollover Investor shall (a) deliver to Parent one or more stock certificates evidencing such number of Rollover Contribution Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, (b) deliver to Parent a certificate, dated as of the Closing Date and executed by such Rollover Investor, certifying as to the accuracy of such Rollover Investor’s representations and warranties as of the date hereof and as of the Closing Date, (c) enter into a customary stockholders agreement having terms consistent with those set forth in Exhibit A (the “Stockholders’ Agreement”) and (d) to the extent such Rollover Investor is identified on Exhibit B (an “Employee”), enter into customary consulting or employment agreements having terms consistent with those set forth in Exhibit B (an “Employment Agreement”). Parent shall deliver to each Rollover Investor (a) a stock certificate evidencing such number of Parent Shares, set forth besides such Rollover Investor’s name on Schedule A hereto, (b) a certificate, dated as of the Closing Date and executed by Parent, certifying as to the accuracy of Parent’s representations and warranties as of the date hereof and as of the Closing Date, (c) a counterpart signature to the Stockholders’ Agreement and (d) to the extent such Rollover Investor is an Employee, a counterpart signature to the applicable Employment Agreement.

3.           Conditions Precedent.

(a)           The obligations of Parent to consummate the transactions contemplated hereby are subject to (i) the conditions set forth in Section 7.01 and 7.02 of the Merger Agreement being satisfied or waived by Parent other than any conditions that by their nature are to be satisfied at the Closing, but subject to the substantially concurrent satisfaction of such conditions, (ii) the Rollover Investors having executed and delivered the Stockholders’ Agreement, (iii) with respect to each Rollover Investor that is an Employee, such Employee having executed and delivered an Employment Agreement and (iv) the substantially contemporaneous closing of the Merger.

(b)           The obligations of each Rollover Investor to transfer, contribute and deliver the Rollover Contribution Shares to Parent is subject to (i) the conditions set forth in Section 7.01 and 7.02 of the Merger Agreement being satisfied or waived by Parent other than any conditions that by their nature are to be satisfied at the Closing, but subject to the substantially concurrent satisfaction of such conditions, (ii) each other party thereto that is not a Rollover Investor having executed and delivered the Stockholders’ Agreement, (iii) if such Rollover Investor is an Employee, Parent having executed and delivered an Employment Agreement with respect to such Rollover Investor and (iv) the substantially contemporaneous closing of the Merger.

4.           Termination. The obligation of each Rollover Investor to fund its respective Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the Merger Agreement or the Equity Financing Letters in accordance with their respective terms or (b) the Closing, at which time the obligation will be fulfilled.

5.           No Modification; Entire Agreement. This Agreement may not be amended, modified or supplemented except by an agreement in writing signed by Parent and the Rollover

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Investors that collectively own a majority of the Rollover Contribution Shares. This Agreement constitutes the sole and entire agreement of the Rollover Investors or any of their respective affiliates, on the one hand, and Parent or any of its affiliates, on the other, with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

6.           Parties in Interest; No Third Party Beneficiaries. This Agreement is for the sole benefit of, shall be binding upon, and may be enforced solely by Parent and the Rollover Investors, (ii) nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than Parent and the Rollover Investors) any legal or equitable right, benefit or remedy of any nature whatsoever, and (iii) Parent’s creditors shall have no right to enforce, or to cause Parent to enforce, this Agreement.

7.           Governing Law; Submission to Jurisdiction; Venue; Specific Performance.

(a)           This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)           Each of the parties hereto (i) irrevocably submits itself to the personal jurisdiction of any court of proper subject matter jurisdiction in the State of California in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than a court in the State of California, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court, and (iv) waives any right to trial by jury with respect to any suit, action or proceeding directly or indirectly related to or arising out of this Agreement. Each of the parties hereto further agrees that notice as provided herein shall constitute sufficient service of process and waives any argument that such service is insufficient. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action related to or arising out of this Agreement, that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement or the subject matter hereof may not be enforced in or by such courts.

(c)           The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party to this Agreement (i) shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity, and (ii) hereby waives any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the

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other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

8.           No Assignment. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights or liabilities (including the Commitments) under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute sole discretion. Notwithstanding the foregoing, (a) Parent may transfer or assign, in its sole discretion, its rights or obligations under this Agreement (including all or any portion of the Commitment of each Rollover Investor), in whole or from time to time in part to one or more of its direct or indirect wholly-owned subsidiaries; provided that any such transfer or assignment shall not relieve Parent of its obligations hereunder and (b) a Rollover Investor may assign all or a portion of its obligation to transfer, contribute and deliver Rollover Contribution Shares to Persons described in clause (i) to (iii) of the definition of Permitted Transfer under the voting agreement by and among Parent and the stockholders party thereto, dated as of the date hereof; provided that (i) the transferee agrees in a writing reasonably acceptable to Parent to assume all of the transferor’s obligations hereunder and (ii) any such transfer or assignment shall not relieve such transferor of its obligations hereunder. Any purported assignment in violation of the foregoing shall be void.

9.           Representations and Warranties. Each Rollover Investor represents, warrants and agrees to the representations, warranties and agreements made by such Rollover Investor pursuant to Annex A. Each of the representations, warranties and agreements of each Rollover Investor contained in this Agreement shall survive the Closing. Parent represents, warrants and agrees to the representations, warranties and agreements made by Parent pursuant to Annex B. Each of the representations, warranties and agreements of Parent contained in this Agreement shall survive the Closing. No representation, warranty, inducement, promise understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

10.           Expenses. The reasonable, out of pocket fees and expenses incurred by the Rollover Investors in connection with the transactions contemplated by this Agreement shall be paid by the Company, and Parent agrees to cause the Company to reimburse the Rollover Investors for such fees and expenses following consummation of the Merger upon presentation of reasonable documentation with respect thereto; provided that in no event shall such fees and expenses to be paid by the Company pursuant to this Section 10 exceed $5.5 million.

11.           Miscellaneous.

(a)           From time to time, at Parent’s reasonable request and without further consideration, each Rollover Investor shall take all further action, and execute and deliver or cause to be executed or delivered such additional documents, as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b)           It is the intention of the parties that every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against

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any party (notwithstanding any rule of law requiring an agreement to be strictly construed against the drafting party), it being understood that the parties to this Agreement are sophisticated and have had adequate opportunity and means to retain counsel to represent their interests and to otherwise negotiate the provisions of this Agreement.

(c)           The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. References to this Agreement shall be deemed to refer as well to all annexes, exhibits and schedules thereto.

(d)           Any consent, approval, notice, request or demand required or permitted by this Agreement must be in writing and shall be deemed to have been given when actually received by the party to whom notice is sent.

(e)           The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any person or any circumstance, is invalid or unenforceable in any jurisdiction, then (i)the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the end that the transactions contemplated hereby are consummated to the extent possible and (ii) the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

(f)           This Agreement may be executed in one or more counterparts (including by facsimile or electronic (i.e., PDF) transmission), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(g)           The parties agree to work together to structure the Commitment by the Rollover Investors as a tax-free exchange (to the extent of Parent Shares received) under the Internal Revenue Code of 1986, as amended, and, if properly structured, will treat such contribution as such for all tax purposes unless otherwise required by a change in applicable Law.

(h)           Subject to Section 7(c) above, (a) the maximum liability of any Rollover Investor for failing to transfer and contribute the Rollover Contribution Shares for any reason, including the willful and material breach by such Rollover Investor of this Agreement, shall not exceed such Rollover Investor’s allocable share of the Commitment as set forth on Schedule A, and (b) the maximum liability of Parent to any Rollover Investor for failing to issue Parent Shares for any reason, including the willful and material breach by Parent of this Agreement, shall not exceed such Rollover Investor’s allocable share of the Commitment as set forth on Schedule A, nor shall any of the parties hereto be liable for any special, indirect, or consequential damages. For purposes hereof, a Rollover Investor’s “allocable share of the Commitment” equals the

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product obtained by multiplying (i) the number of Rollover Contribution Shares applicable to such Rollover Investor as set forth on Schedule A, by (ii) the per share Merger Consideration.

(i)           The agreements, obligations, representations and warranties of the Rollover Investors hereunder shall be several and not joint.

(j)           This Agreement, together with the Voting Agreement, constitute the sole and entire agreements of the Rollover Investors, on the one hand, and Parent, on the other, with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

[SIGNATURE PAGE FOLLOWS]

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Very truly yours,

NUMBER HOLDINGS, INC.

By	/s/ Adam Stein
Name:	Adam Stein
Title:	Vice President

[Signature Page to Rollover Letter]

Agreed and accepted:

DAVID GOLD AND SHERRY
GOLD, TRUSTEES OF THE
GOLD REVOCABLE TRUST
DATED 10/26/2005

By	/s/ Dave Gold

Name:	Dave Gold
Title:	Trustee

By	/s/ Sherry Gold

Name:	Sherry Gold
Title:	Trustee

HOWARD GOLD

By	/s/ Howard Gold

JEFF GOLD

By	/s/ Jeff Gold

KAREN SCHIFFER

By	/s/ Karen Schiffer

[Signature Page to Rollover Letter]

ERIC SCHIFFER

By	/s/ Eric Schiffer

[Signature Page to Rollover Letter]

Schedule A

Rollover Investor	Rollover Contribution Shares	Parent Shares1

DAVID GOLD AND SHERRY GOLD, TRUSTEES OF THE GOLD REVOCABLE TRUST DATED 10/26/2005	1,818,181	400,000
HOWARD GOLD	909,090	200,000
JEFF GOLD	909,090	200,000
KAREN AND ERIC SCHIFFER	909,090	200,000

_________________________

1 The number of Parent Shares to be exchanged for Rollover Contribution Shares reflects a $100 per Parent Share purchase price. If a different per Parent Share purchase price applies to all Investors, the number of Parent Shares to be exchanged for Rollover Contribution Shares will be appropriately adjusted (e.g., if the per Parent Share purchase price is $200, each Rollover Investor will receive half the number of Parent Shares listed above).

Annex A

Each Rollover Investor represents and warrants to Parent, as follows:

1.
With respect to each Rollover Investor that (a) is not a natural person, it has all corporate, limited partnership, trust or other organizational power and authority to execute, deliver and perform this Agreement and (b) is a natural person, it has the legal capacity and authority to execute, deliver and perform his or her obligations under this Agreement. The execution and delivery by the Rollover Investor of this Agreement, the performance by such Rollover Investor of his, her or its obligations hereunder and the consummation by such Rollover Investor of the transactions contemplated by this Agreement have been duly and validly authorized by such Rollover Investor and no other actions or proceedings on the part of such Rollover Investor are necessary to authorize the execution and delivery by him, her or it of this Agreement, the performance by him, her or it of its obligations hereunder or the consummation by him, her or it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Rollover Investor and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a legal, valid and binding agreement of such Rollover Investor enforceable against such Rollover Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

2.
The execution and delivery of this Agreement by the Rollover Investor do not, and the performance by such Rollover Investor of his, her or its obligations under this Agreement and the consummation by such Rollover Investor of the transactions contemplated by this Agreement, will not: (a) conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, consent, termination, cancelation or acceleration of any obligation or loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon his, her or its Rollover Contribution Shares under, any provision of (i) any charter or organizational documents of such Rollover Investor, (ii) any Contract to which such Rollover Investor is party or by which any of his, her or its Rollover Contribution Shares is bound and (iii) any Judgment or Law applicable to such Rollover Investor or his, her or its Rollover Contribution Shares or (b) require any Consent of, or registration, declaration or filing with, notice to, or permit from, any Governmental Entity (other than for the filing with the Securities and Exchange Commission of any amendments to Schedule 13D, any filings under Section 16 of the Exchange Act and any other notices or filings as may be required by applicable Law in connection with this Agreement and the transactions contemplated hereby), except, in the case of clauses (a) and (b) above, any such items that, individually or in the aggregate, would not be expected to be materially adverse with respect to the ability of such Rollover Investor to timely perform any of its obligations hereunder in any material respect).

3.
The Rollover Investor is the sole record holder of the Rollover Contribution Shares and has good and marketable title to all of his, her or its Rollover Contribution Shares, and upon transfer, contribution and delivery of the Rollover Contribution Shares to Parent, such Rollover Investor will transfer the same free and clear of any Liens (other than any

Liens created hereby or under other instruments or agreements delivered to Parent in connection herewith and Liens under applicable securities Laws).

4.
Except for Guggenheim Securities, LLC, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Rollover Investor.

5.
The Rollover Investor (a) has acquired the Parent Shares for himself, herself or itself for investment purposes only, and not with a view to any resale or distribution of such Parent Shares, (b) has been advised and understands that the Parent Shares (i) have been issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities laws and (ii) have not been and shall not be registered under the Securities Act or any applicable state securities laws and, therefore, must be held indefinitely and cannot be resold unless such Parent Shares are registered under the Securities Act and all applicable state securities laws, unless exemptions from registration are available, (c) is aware that an investment in Parent is a speculative investment that has limited liquidity and is subject to the risk of complete loss, (d) has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Parent Shares, (e) acknowledges that Parent is under no obligation hereunder to register his, her or its Parent Shares or to permit sales under Regulation A of the Securities Act, (f) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and (g) acknowledges that the certificates representing the Parent Shares will bear a restrictive legend in a form to be reasonably determined by Parent.

6.
Either (a) the Rollover Investor has a pre-existing personal or business relationship with Parent (or, after the Effective Time, Parent’s subsidiaries) or (b) by reason of the Rollover Investor’s business or financial experience, or by reason of the business or financial experience of the Rollover Investor’s “purchaser representatives” (as that term is defined in Rule 501(h) under the Securities Act), such Investor is capable of evaluating the risks and merits of an investment in Parent and of protecting its interests in connection with this investment.

7.
Parent has made available to the Rollover Investor, at a reasonable time prior to his, her or its acquisition of the Parent Shares, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which Parent possesses or can acquire without unreasonable effort or expense that is necessary or appropriate to verify the accuracy of the information furnished by Parent in connection with such acquisition.

8.
The Rollover Investor (a) has completed his, her or its own independent inquiry and has relied fully upon the advice of his, her or its own legal counsel, accountant, financial and other advisors in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for the Rollover Investor and his, her or its particular circumstances, (b) has not relied upon any representations or advice

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by Parent or any Parent Related Party except for any representations expressly set forth herein and (c) is able, without impairing his, her or its financial condition, to hold the Parent Shares for an indefinite period and to suffer a complete loss of his, her or its investment in the Parent Shares.

9.
If such Rollover Investor is married, either such Rollover Investor’s spouse (x) has executed this Agreement, and in so executing this agreement consents to such Rollover Investor’s entry into this agreement and the exercise or waiver of any rights hereunder, or (y) has no right or interest in the Rollover Contribution Shares owned by such Rollover Investor under community property or similar Laws relating to marital property, or otherwise.

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Annex B

Parent represents and warrants to each Rollover Investor, as of the date hereof and as of the Closing Date, as follows:

1.
Parent has all corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by Parent. This Agreement is a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated by this Agreement have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of each Rollover Investor, constitutes a legal, valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.
The execution, delivery and performance of this Agreement by Parent and the consummation by Parent of the transactions contemplated by this Agreement do not and will not: (a) conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, consent, termination, cancelation or acceleration of any obligation or loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent or any of Parent’s subsidiaries under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, any provision of (i) the charter or organizational documents of Parent, (ii) any Contract to which Parent is a party or by which any of their respective properties or assets is bound or (iii) any Judgment or Law applicable to Parent or (b) require any Consent of, or registration, declaration or filing with, notice to, or permit from, any Governmental Entity, other than compliance with the applicable requirements, if any, of the Exchange Act, except, in the case of clauses (a) and (b) above, any such items that, individually or in the aggregate, would not be expected to be materially adverse with respect to the ability of Parent to timely perform any of its obligations hereunder in any material respect.

3.
The Parent Shares to be issued in exchange for the Rollover Contribution Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable and not issued in violation of any options, rights of first refusal, rights of first offer, subscription rights, preemptive rights or similar rights under (i) any provision of Law, (ii) Parent’s organizations documents or (iii) any material Contract to which Parent is a party or otherwise bound.

4.
The Parent Shares to be issued to the Investors will be issued in a manner that reflects the relative aggregate equity contributions of each Investor to Parent, and no other shares of capital stock of Parent other than Parent Shares will be issued to the Investors, subject to the 30% rule described in the attached Exhibit A. For the avoidance of doubt, each Rollover Investor’s equity contribution shall reflect the per share Merger Consideration per Rollover Contribution Share contributed.

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Exhibit A

Shareholder Agreement Term Sheet

Exhibit A

Summary of Shareholders Agreement Terms (Rollover Investors)

Company:	Number Holdings, Inc. (“Parent”)

Board Representation:
Eric Schiffer, Jeff Gold and Howard Gold shall each have a Board seat for so long as such person is, respectively, the Chief Executive Officer; President and Chief Operating Officer; or Executive Vice President, of Parent.

If none of Eric Schiffer, Jeff Gold or Howard Gold are entitled to be nominated to the Board pursuant to the preceding paragraph, holders of a majority of the Rollover Shares then outstanding shall be entitled to nominate one director so long as the original holders and their Permitted Transferees (the “Family Group”) in the aggregate continues to hold at least 50% of the Rollover Shares held at Closing. Ares and CPPIB will agree to vote their shares in favor of the family nominees and the Family Group will agree to vote their shares in favor of the Ares and CPPIB nominees at each meeting of stockholders or action by written consent in lieu thereof in which the election of directors is to be voted upon

“Family Nominee” means any person serving on the Board of Parent pursuant to the preceding two paragraphs.

David Gold shall have board observer rights for so long as he is a consultant of Parent and will be entitled to notice of all meetings and to receive the same information received by the Board in connection with such meetings, subject to customary exceptions and execution of a mutually acceptable confidentiality agreement. At Closing, Mr. Gold shall have the title of Chairman Emeritus (or a similar title).

The Board will initially consist of 11 directors. Without the approval of at least one of the Family Nominees, the Parent shall not increase the size of the Board above 11 members unless the Family Group’s representation on the board is proportionally increased.

Subject to applicable Law (as defined in the Merger Agreement) and the rules of any stock exchange on which Parent shares may be listed, at least one Family Nominee will serve on each committee formed by the Board.

“Permitted Transferee” has the meaning set forth in the Voting Agreement.

Transfer Restrictions:
3 year general transfer restriction on equity and mezzanine debt without the prior written consent of each of Ares and CPPIB (the “Other Investors”) with exceptions for transfers to Permitted Transferees and transfers in connection with public sales or exercise of tag along, drag along rights and put rights; After 3 years, rollover investors may transfer shares without obtaining such consent provided that (i) transfers to competitors1 or disqualified institutions2 will be prohibited and (ii) the approval rights under the section entitled “Approval Rights” shall not be transferable (other than in connection with a transfer to a Permitted Transferee).

Right of First Offer:
Parent (and if not exercised by Parent, the Other Investors) has the right of first offer in the event any shareholder proposes to sell any of Parent’s or any of its subsidiaries’ capital stock other than to a Permitted Transferee.

_________________________

1 Entities in the business of retailing grocery or consumer goods and affiliates of such entities.
2 Investors in the business of buying distressed securities.

Tag-along Rights:	Customary tag-along rights in the event of a sale of capital stock by other shareholders.

Drag-along Rights:
One or more of the Other Investors will have customary drag along rights. At least 30 days prior to sending a notice exercising the drag along rights (a “Drag Along Notice”), the exercising Other Investor shall send the Family Group a notice that it is considering sending such Drag Along Notice.

Pre-emptive Rights:	Customary pre-emptive rights on a sale by Parent of equity securities (pro rata based on percentage ownership), subject to customary exceptions.

Registration Rights:	Customary unlimited piggyback registration rights subsequent to IPO, subject to customary cut-backs.

IPO:
One or more of the Other Investors will have certain rights to cause Parent to complete an IPO. The Family Group shall have the right to have registered and included in such sale its proportionate share of any secondary shares sold in the IPO, subject to customary cut-backs.

Approval Rights:
Parent shall not, and shall not permit any of its Subsidiaries to, take any of the following actions without the approval of the Board (including at least one of the Family Nominees, if any): (1) any related party transaction between Parent or any of its Subsidiaries, on the one hand, and Ares or CPPIB (or affiliates of either), on the other hand (other than arms length transactions with portfolio companies in the ordinary course), and (2) amendments to organizational documents of Parent or any subsidiaries of Parent that are materially adverse to the Rollover Investors in a manner directly or indirectly disproportionate to Ares and/or CPPIB.

Rollover Investor “Put” Option:
If any Rollover Investor that is an employee (an “Employee”) is terminated without Cause or for Good Reason, such Rollover Investor will have the option exercisable by delivering to Parent a written irrevocable notice, during the Initial Put Period, to “put” his or her Rollover Shares (including such Employee’s allocable portion of Rollover Shares owned in any entity that would be a permitted transferee under the first sentence of the definition of Permitted Transfer in the Voting Agreement) to Parent for a purchase price (the “Initial Purchase Price”) equal to the greater of cost (less any distributions received thereon) and Fair Market Value (to be defined, but which shall have no minority, liquidity or similar discount and which will have a customary dispute mechanism), provided, that Parent shall not be required to repurchase any “put” shares if, after giving pro forma effect to (A) such repurchase and all other exercised “put” rights pursuant to this provision (including the incurrence of any debt in connection therewith) and (B) any severance payments the Company is obligated to make to Employee and any other terminated employee, (i) the “cushion” versus (x) any of its financial maintenance covenant levels for the most recent 4 fiscal quarter period ending prior to the exercise of such “put” or (y) the projected financial maintenance covenants for any of the 4 fiscal quarters ending on or after the exercise of such “put” (based on the Company’s internal projections as shared with the board of directors and lenders in the ordinary course of business), would fall below 25% or (ii) such repurchase would be prohibited pursuant to applicable law or contractual restrictions (including under any credit facilities or debt agreements). Parent shall request its lenders to include provisions in its credit facilities and debt agreements that permit repurchases of such equity under the restricted payments basket, subject to customary limitations; provided, that in no event shall Parent be required to accept any adverse term in exchange for such provisions.

If the proviso of the preceding paragraph (the “Restrictions”) permits the Company to not repurchase the “put” shares following the valid exercise of such “put,” (i) if at any

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time during the remainder of the Initial Put Period, the Restrictions no longer apply, the Company will repurchase such shares for the Initial Purchase Price (subject to the Restrictions) and (ii) if the Company does not repurchase such shares during the Initial Put Period, (x) the initial “put” notice will be deemed rescinded, (y) the Company shall notify such Rollover Investor within 10 days following the first date, if any, during the Extended Put Period, on which the Restrictions do not apply, and (z) such Rollover Investor will have the option, exercisable by delivering to Parent a written irrevocable notice, during the 30 days following receipt of such notice from the Company, to “put” such shares to Parent for a purchase price equal to the Fair Market Value, subject to the Restrictions.

“Cushion” means the ratio of (i) the applicable covenant ratio calculated on a pro forma basis, to (ii) the specified covenant level, minus one, and expressed as a percentage.

“Extended Put Period” means the 36 month period following the last day of the Initial Put Period.

“Initial Put Period” means, with respect to any Employee, the 12 month period following termination of such Employee’s employment with the Company without Cause or for Good Reason.

Notwithstanding any other term hereof, the maximum aggregate amount paid pursuant to this provision to any Employee shall not exceed such Employee’s pro rata share of $37.5 million (based on the ratio of (i) the number of Rollover Shares owned by such Employee at the Effective Time (including such Employee’s allocable portion of Rollover Shares owned in any entity that would be a permitted transferee under the first sentence of the definition of Permitted Transfer in the Voting Agreement) over (ii) the aggregate number of Rollover Shares at the Effective Time).

Debt Participation:
To the extent the Other Investors exercise their option to invest in Closing Debt, each Rollover Investor shall have the right (but not the obligation) to purchase, on the same terms and conditions as the Other Investors, a principal amount of such Company Debt not to exceed the product of (a) the aggregate principal amount of such issue of Company Debt purchased by the Other Investors times (b) a fraction (i) the numerator of which is the number of Parent Shares to be owned by such Rollover Investors immediately following the Effective Time and (ii) the denominator of which is the number of Parent Shares to be owned by the Other Investors immediately following the Effective Time. Such Rollover Investor may exercise such option by delivering to Parent a written irrevocable notice of its exercise on or prior to the date the Other Investors are required to exercise their option.

No Rollover Investor or affiliate or Family Member of a Rollover Investor may acquire Company Debt of any issue in excess of its Pro Rata Percentage of such issue (or, if the terms of such issue restrict the amount of such Company Debt that may be owned by affiliates of Parent or the Company, of the portion of such issue that may be owned by such affiliates) on the date of acquisition. “Pro Rata Percentage” means, on any date with respect to any person, the percentage equal to the fraction (a) the numerator of which is the number of Parent Shares owned by such person on such date and (b) the denominator of which is the total number of Parent Shares outstanding as of such date.

“Company Debt” means debt securities issued by, or other indebtedness incurred by, the Company or any of its Subsidiaries.

“Closing Debt” means Company Debt, the proceeds of which are used to fund the Merger.

Stock Option Plan; Bonus	Option pool to be 10.5% of the fully-diluted common equity of the Company at

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Plans:	Closing

	•	5% to be allocated promptly following Closing to Eric Schiffer, Karen Schiffer, Jeff Gold and Howard Gold (the “Initial Grants”) and 5.5% to be reserved for future issuance to other employees

	•	Annual vesting over 5 years from the date of grant

	•	100% of options to be struck at fair market value (Initial Grant struck at 1.0x going-in fair market value per share)

	•	Exercise window for Initial Grant in the case of termination without Cause or for Good Reason equal to the greater of (x) 18 months post-termination and (y) 42 months from the Closing

Bonus/retention programs to be created for certain “at-risk” employees in amount to be mutually agreed upon.

30% Rule:
Due to regulations applicable to Canadian pension funds, including CPPIB, CPPIB is prohibited from holding, directly or indirectly, greater than 30% of the equity interests to which rights to elect or remove directors of an entity attach (the “30% Rule”). Accordingly, Parent, any intermediate entities and the merger subsidiary will be capitalized in a manner that permits CPPIB to at all times remain in compliance with the 30% Rule. It is anticipated that this would be accomplished by (i) having, prior to the closing, each of these entities issue two classes of common stock, which will be the same in all regards, except one class will not be entitled to vote for the election and removal of directors (but will be entitled to vote on all other matters) and (ii) keeping CPPIB's attributable interest of shares voting for the election or removal of directors at or below 30%, with the excess voting shares that CPPIB cannot hold on account of the 30% Rule being held by Ares (subject to a voting agreement with a proxy).

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Exhibit B

Employment Agreements Term Sheet

Exhibit B

EMPLOYMENT TERM SHEET

Executive	Eric Schiffer (“Executive”)
Effective Date
This term sheet (“Term Sheet”) sets forth the principal terms of an employment agreement that shall be effective (the “Effective Date”) upon the closing of the transactions contemplated by the Agreement and Plan of Merger among Number Holdings, Inc. (“Parent”), Number Merger Sub, Inc., and 99 Cents Only Stores (the “Company”) dated October 11, 2011 (the “Merger”).

Term	Five years, unless such employment is terminated sooner as provided herein.
Title/Scope of Duties
Full time Chief Executive Officer, with the duties customarily associated with such positions. As CEO, Executive shall report to the Board of Directors of the Company (the “Board”). Executive must devote his full business time to the Company and not engage in any other business activity.

Base Salary	$500,000 annually, payable in accordance with the Company's customary payroll practice and subject to annual review but not decrease by the Board (the “Base Salary”).
Incentive Bonus
Executive shall be eligible to receive an annual incentive bonus for each fiscal year of the Company beginning with the fiscal year beginning April 1, 2012. Executive's target annual incentive bonus shall be at 200% of the initial Base Salary and the annual incentive bonus range shall be from 162.5% to 237.5% of the initial Base Salary, with the actual level of payment being contingent upon the level of achievement of preestablished performance goals set by the Board. The target and range will be adjusted downward by the Board in the event the Base Salary is increased. The annual incentive bonus shall not be deemed to be earned until the date that it is paid, and Executive must be an employee in good standing on such date in order to receive any bonus; provided, however, that if Executive's employment is terminated without “Cause” or he resigns for “Good Reason” (defined below) after the last day of the applicable fiscal year but before bonuses are paid, generally, to employees, then Executive shall be entitled to receive his bonus based on the actual level of achievement, at the time when employees, generally, receive such bonuses. The annual incentive bonus (if any) shall be paid within 90 days following completion of the applicable fiscal year and in no event later than March 15th after each fiscal year end. Payment of any bonus will be at the sole discretion of Parent based on its evaluation of the level of achievement of performance goals.

Benefits	Executive shall be eligible to participate in any employee benefit plan that the Company has adopted or may adopt for the benefit of its senior executives from time to time.
Equity Participation
Executive shall be granted options (“Options”) to purchase up to [•]% of the common stock of the Company on a fully-diluted basis as of the Effective Date, subject to the terms of the Company's Stock Option Plan. The Options shall have a per share exercise price equal to the consideration paid per share in the Merger and shall vest in equal annual installments over five years starting from the date of grant. Vested options shall be exercisable in cash for a period equal to the greater of (i) 18 months following the termination of Executive's employment by the Company without Cause or Executive's resignation of employment for Good Reason (as defined below) and (ii) 42 months following the closing of the Merger.

100% of all Options immediately shall vest and become exercisable upon the occurrence of a Change in Control (defined below).

Consent to Incurring Indebtedness for Stockholder Dividend
Until the earlier of (i) a qualifying public offering of the Company's common stock, (ii) termination of Executive's employment and (iii) five years after the closing date of the Merger, if the Company's EBITDA measured from the Closing Date is at a level that is 80% or more of the budgeted level for EBITDA in the financing plan established in connection with the Merger, the Company will not be permitted, without the prior written consent of either Executive or Jeff Gold to either incur indebtedness in excess of five times EBITDA over the last twelve months for the purpose of paying a dividend to its stockholders or repurchasing or redeeming shares held by Ares or CPP (whether such dividend, repurchase or redemption occurred prior to or after such incurrence); provided, that a refinancing, repurchase or similar transaction in respect of the Bridge Financing, shall not be deemed to be the payment of a dividend to the Company's stockholders or the incurrence of indebtedness. For the avoidance of doubt, the repayment of bona fide indebtedness held by a stockholder of the Company shall not be considered a dividend for purposes hereof.

Termination of Employment
By the Company without Cause or by Executive for Good Reason: Executive shall be entitled to receive (i) an amount equal to three times the sum of (A) Executive's Base Salary plus (B) Executive's target annual incentive bonus for the year of termination (the “Severance Amount”), one half of which Severance Amount shall be paid in equal installments over three years in accordance with the Company's regular payroll schedule, and the remainder of which Severance Amount shall be payable in three annual installments (the first installment occurring on the 60th day following termination of employment and the remaining two installments

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payable on the next two anniversaries thereof), (ii) full vesting of all outstanding and then-unvested Options, (iii) payment of any earned but unpaid incentive bonus attributable to a previously completed fiscal year and (iv) continued coverage under the Company's group health plans (or, to the extent such coverage is not permissible under the terms of such plan(s), comparable coverage) for Executive and Executive's dependents (to the extent covered under such plan(s) immediately prior to such termination), at the Company's sole expense until the earlier of (A) one year from the date of Executive's termination of employment with the Company and (B) the date Executive is or becomes eligible for comparable coverage under health plans of another employer. The foregoing payments and benefits shall commence on the 60th day following termination of employment provided that Executive has executed and not revoked a release of claims against the Company, in a form satisfactory to the Company, by such date (or, in the case of (iii) above, at the same time as such bonuses are paid to employees, generally, if later) and shall be contingent on Executive's continued compliance with applicable post-termination restrictive covenants. For purposes of the foregoing calculations, “Base Salary” shall mean the base salary as in effect on the date of termination of employment without regard to any reduction that may have given rise to Good Reason.

“Cause” means, (i) Executive has been indicted for or charged with a felony, which causes a material disruption in Executive's performance of his duties hereunder that is not cured within 30 calendar days following written notice of such breach, (ii) Executive has been convicted of, pled guilty to, or has entered a nolo contendere plea to a misdemeanor where imprisonment of greater than one month is imposed, other than for a traffic-related offense or a felony, (iii) any act of material misconduct or gross negligence by Executive in the performance of his duties or any act of moral turpitude by Executive, (iv) Executive's commission of any act of theft, fraud or material dishonesty, (v) Executive's willful failure to perform any reasonable duties assigned to him by the Board or Executive's refusal or willful failure to follow the lawful directives of the Board after written notice from the Company of, and 30 calendar days to cure, such refusal or failure, (vi) any material breach by Executive of the material terms set forth in the employment agreement (including its exhibit(s)), the Rollover Letter, or the Stockholders' Agreement that is not cured within 30 calendar days following written notice of such breach, and (vii) Executive's unlawful appropriation of a material corporate opportunity. “Cause” shall cease to exist for an event on the 60th day following the later of (A) its occurrence or (B) knowledge thereof by a majority of the Board (not including Executive or any other employee of the Company, if applicable) that the conduct has occurred and, if applicable, such conduct has resulted in the requisite consequences hereunder, unless the Company has given Executive a notice thereof prior

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to such date; provided, however, that any waiver by the Company of any conduct, event or occurrence that otherwise would have constituted Cause shall not be a waiver of any subsequent conduct, event or occurrence of the same or any other type, and in addition may be considered by the Company for purposes of the Company's right to terminate Executive's employment for Cause in connection with such subsequent conduct, event or occurrence of the same or any other type.

“Good Reason” means the occurrence of any of the following events, without Executive's consent, (i) a material reduction in Executive's Base Salary, (ii) a material reduction in Executive's title, or duties and responsibilities, (iii) relocation outside of Los Angeles County, or (iv) a material breach by the Company of any material term set forth in the employment agreement. The occurrence of the events described in (i) through (iv) above only shall constitute Good Reason if (A) Executive provides the Company written notice within 90 days following the occurrence of the event that allegedly constitutes Good Reason (the “Good Reason Notice”); (B) the Company fails to cure such event within 30 days after receiving such Good Reason Notice; and (C) Executive resigns within 60 days following delivery of such Good Reason Notice. For the avoidance of doubt, Executive's job shall require significant travel outside of Los Angeles County, which shall not constitute “Good Reason.”

“Disability” has the meaning of “Total Disability” as defined under the Company's Long Term Disability Plan in effect at the time of the disability.

By the Company for Cause or by Executive without Good Reason: The Company shall pay to Executive his earned but unpaid Base Salary and any vested benefits to which he is entitled under the Company's benefit plans, including any earned but unpaid incentive bonus (collectively, the “Accrued Benefits”). All vested and unvested Options shall terminate. Executive is required to give the Company 30 days advance notice of his intention to terminate employment.

Death/Disability: Executive shall receive the Accrued Benefits, and any Options that would have vested in the 12 months following Executive's termination due to Executive's death or Disability shall become immediately vested. Executive (or his estate) shall have one year to exercise vested Options.

Change in Control
Change in Control means the occurrence of any of the following:

(a)           the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by any individual, entity (including

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any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”), other than any acquisition by Ares, CPP or their respective affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board (the “Voting Securities”), in each case calculated on a fully diluted basis after giving effect to such acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in this clause (a): (A) any acquisition by any Person or group of Persons consisting solely of shareholders of Parent on the Effective Date, (B) any acquisition so long as such acquisition does not result in any Person (other than any shareholder or shareholders of Parent on the Effective Date), beneficially owning shares or securities representing 50% or more of the Voting Securities, and (C) any acquisition, after which Parent or its affiliates have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

(b)           after a qualifying public offering of Parent's common stock, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) Persons who were members of the Board on the Effective Date, (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date and (iii) Persons who were designated for election as members of the Board pursuant to the shareholders agreement entered into in connection with the Merger; provided, however, that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i), (ii) or (iii) or by Persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or

(c)           (i) a complete liquidation or dissolution of Parent or (ii) the sale or other disposition (including by means of a merger or consolidation), directly or indirectly, of all or substantially all of the assets of Parent and its subsidiaries, taken as a whole, to any Person other than Ares, CPP or their respective affiliates.

Withholding/409A	All amounts payable to Executive are subject to applicable withholding taxes. Payments to Executive are intended to be exempt from, or to comply with, Internal Revenue Code Section 409A.
Restrictive Covenants	Executive shall execute, on the date of the Closing (as defined in the Rollover Letter), the “Non-Competition, Non-Solicitation and Confidentiality Agreement” attached hereto as Schedule 1 and

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incorporated herein by reference.
Dispute Resolution
Executive shall be bound by Parent's mandatory dispute resolution procedures with respect to all matters pertaining to his employment (including termination of employment) with the Company, which procedures include mandatory arbitration to resolve all issues.

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SCHEDULE 1

NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Non-Competition, Non-Solicitation and Confidentiality Agreement (“Agreement”), dated [●], 2011, is by and among 99 Cents Only Stores and Eric Schiffer (“Executive”).

Executive's non-competition and non-solicitation covenants, as reflected in this Agreement, are an essential inducement to Number Holdings, Inc. (“Parent”) to enter into the transactions (the “Merger”) described in that certain Agreement and Plan of Merger among Parent, Number Merger Sub, Inc., and the Company, dated the same date of this Agreement, and to employ Executive.

The Company has offered employment or continued employment to Executive. During the course of his employment with the Company, Executive has developed and will develop, at the Company's and Parent's expense, important relationships with customers and prospective customers of the Company. Executive has had access to and will continue to have access to certain confidential methods, practices, information and procedures with which the Company conducts its business and of certain confidential information regarding the Company's customers and/or prospective customers.

In consideration of the Merger and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.
No Competing Employment. During the Restricted Period, Executive shall not in any manner, without the prior written consent of the Company, directly or indirectly, whether as an investor, officer, director, owner, member, employee, consultant or otherwise, provide services or capital to any entity or organization or any business that is materially engaged or planning to be materially engaged in the Business of the Company (as defined below) as conducted in the Territory, including, without limitation, (a) any business or activity then currently conducted by the Company, including without limitation, any business or enterprise engaged in or related to the retail sale (including importing, distributing and other levels in the supply chain) of discount and/or “deep discount” and/or “extreme value” groceries and other consumer goods, or the private labeling of “deep discount” or “extreme value” groceries and other consumer goods; and (b) any business that the Company has a bona fide intention to conduct and of which the Executive is aware or should be aware at the time of his termination of employment (collectively, “Business of the Company”); provided, however, that nothing contained herein shall prohibit (a) Executive's participation, as an investor, officer, director, owner, member, employee, consultant or otherwise, in the business of real estate investing and leasing, (b) Executive's ownership, either directly or indirectly, of up to 2% of any class of securities or debt which are listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc, or (c)

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Executive's direct or indirect investment, through a private equity fund, in any privately-held company engaged in the Business of the Company so long as Executive is a limited partner or non-managing member of any such fund and does not provide consulting services of any kind to any such fund or its investments. Executive acknowledges that the intention of these restrictions is to prevent Executive from providing services or capital to a competitor of the Business of the Company; and that the Company will engage in good faith discussions with Executive as to whether Executive's service to an affiliate of a competitor or an entity described above will not be subject to the operation of this section on the grounds that such service will not be rendered in such a fashion so as to defeat the purpose of this restrictive covenant. “Restricted Period” means the period of Executive's employment with the Company and a three- year period following the termination of Executive's employment for any reason. “Territory” means the geographic area where the Business of the Company has been carried on and where the Company has bona fide intentions to extend the Business of the Company as of the closing of the Merger.

2.
No Interference. During the Restricted Period, Executive shall not, directly or indirectly, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), (a) solicit, hire or engage in any capacity, encourage to terminate, endeavor to entice away from the Company, or otherwise interfere with the relationship of any member of the Company, any individual who is, or was within the then most recent 12-month period, employed by, or otherwise engaged to perform services for, the Company; provided, however, that general advertising not directed specifically at employees of the Company shall not be deemed to violate this clause or (b) solicit, hire or engage in any capacity or encourage any person or entity who is, or was within the then most recent 12-month period, a customer or client of the Company with respect to the Business of the Company or other entity which has a business relationship with the Company with respect to the Business of the Company to terminate or reduce its relationship with the Company.

3.
Confidentiality. Executive recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operation of the Company, the use or disclosure of which could cause the Company or its members substantial losses and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Executive covenants and agrees with the Company that he will not at any time, except in performance of his obligations hereunder, as required by law or legal process, or with the prior written consent of the Company, directly or indirectly, either disclose to any person, or use for his personal benefit, any secret or confidential information that he may learn or has learned by reason of his association with the Company. As used herein “confidential  information” means any proprietary, non-public secret or otherwise confidential information of the Company, including, without limitation, trade secrets and other confidential or proprietary business, technical, personnel or financial information, whether or not Executive's work product, in written, graphic, oral or other tangible or intangible forms, including but not limited to specifications, samples, records, data, computer programs, drawings, diagrams, models, customer names, ID's or e-mail

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addresses, business or marketing plans, studies, analyses, projections and reports, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and software systems and processes. Any information that is not readily available to the public shall be considered to be a trade secret and confidential and proprietary, even if it is not specifically marked as such, unless the Company advises Executive otherwise in writing.

4.
Exclusive Property. Executive hereby acknowledges and agrees that all confidential and proprietary information including all business records, papers, computer software, computer data and documents generated by the Company or kept or made by Executive relating to the Business of the Company is and shall remain the exclusive property of the Company (the “Proprietary Property”). Upon termination of his employment, Executive hereby agrees that, as of the date of such termination, he shall return or have returned to the Company all property of the Company, including, without limitation, Proprietary Property then in the possession of Executive or in his dominion and all property including copies thereof made available to Executive in connection with his services to the Company, including, without limitation, any and all records, drawings, manuals, reports, papers and documents kept or made by Executive in connection with his employment with the Company, vendor and customer lists, financial data, keys and security access cards.

5.
Inventions. Executive hereby assigns and conveys to the Company all of his right, title and interest in and to all Inventions (as defined below) developed, discovered, improved, authored, derived, invented or acquired by him within the period beginning on the first day of his employment with Company. Executive further agrees that he shall, without the payment of royalty or any other consideration therefor:

(a)           apply, at the Company's request and expense, for such United States and foreign patents, copyrights, trademarks or service marks, as the case may be, as the Company shall direct; and

(b)           deliver promptly to the Company, without charge to the Company but at its expense, such written instruments, and do such other acts, as may be reasonably necessary, in the opinion of the Company, to obtain and maintain United States and foreign patents, copyrights, trademarks or service marks related to each such Invention.

As used herein, “Inventions” means all work product, inventions, discoveries, ideas, concepts, designs, software programs, and improvements of any sort, whether patentable, copyrightable or not, that are developed, discovered, improved, authored, derived, invented or acquired by Executive, whether alone or jointly with others, and whether during business hours or thereafter, and that are either, directly or indirectly, related to the scope of Executive's employment by the Company or make use, in any manner, of the resources or any proprietary information of the Company. It is understood that the term “Invention” includes all know-how and Technical Data relating to the foregoing, and all patents, copyrights, trademarks and service marks, and applications therefore, of the

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United States or any other country related to the foregoing. “Technical Data” means all written, printed and other tangible materials embodying or containing know-how, and includes, without limiting the generality of the foregoing, all correspondence, designs, processes, source codes, object codes, formulas, drawings and tracings, specifications and engineering data, reporting formats, memoranda and notebooks, and all copies thereof, together with all models and prototypes of every description. Notwithstanding the foregoing, the assignment provided for in this section shall not apply to any invention that qualifies for exemption from assignment under the provisions of Section 2870 of the California Labor Code.

6.
Injunctive Relief. Without intending to limit the legal or equitable remedies available hereunder, both parties acknowledge that a breach by the other of the applicable covenants contained herein may result in material irreparable injury to the other for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, either party shall be entitled to obtain from any Court of competent jurisdiction a temporary restraining order and/or a preliminary or permanent injunction restraining the other from engaging in activities prohibited by this agreement or such other relief as may be required to specifically enforce any of the covenants in this agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

7.	Extension of Restricted Period. The Restricted Period shall be extended by the length of any period during which Executive is in breach of any of the terms of this agreement.

8.
Disparagement. Executive agrees that during the course of employment and after the termination of employment with the Company, except as may be required by applicable law or legal process, Executive will not disparage the Company, its products, services, agents, employees, directors, stockholders and affiliates.

9.
Reasonableness. Executive understands and agrees that the nature of the Business of the Company is highly competitive and that one of the most valuable assets being obtained in the Merger is the Company's goodwill in the marketplace and among the Company's customers, which Executive was paid to help develop and maintain, and that the Territory includes the areas in which, as of the closing date of the Merger, the Company has developed, or planned to exploit, the goodwill of the Company. Accordingly, Executive, the Company and Parent hereby agree and acknowledge that the duration, scope and geographic area applicable to the restrictions set forth in this Agreement are fair, reasonable and necessary. Executive agrees that any harm to Executive caused by the enforcement of this agreement will be outweighed by the harm to the Company should this agreement not be enforced. If at any time any of the provisions of this agreement shall be deemed invalid or unenforceable or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this

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agreement; and the Company and Executive agree that the provisions of this agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

10.	Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of laws.

11.
Venue. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Los Angeles County in California for the purposes of any suit, action or other proceeding arising out of or in connection with this Agreement or any transaction contemplated hereby, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

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EMPLOYMENT TERM SHEET

Executive	Jeff Gold (“Executive”)
Effective Date
This term sheet (“Term Sheet”) sets forth the principal terms of an employment agreement that shall be effective (the “Effective Date”) upon the closing of the transactions contemplated by the Agreement and Plan of Merger among Number Holdings, Inc. (“Parent”), Number Merger Sub, Inc., and 99 Cents Only Stores (the “Company”) dated October 11, 2011 (the “Merger”).

Term	Five years, unless such employment is terminated sooner as provided herein.
Title/Scope of Duties
Full time President, Chief Operating Officer (“COO”), with the duties customarily associated with such positions. As President and COO, Executive shall report to the Chief Executive Officer of the Company. Executive must devote his full business time to the Company and not engage in any other business activity.

Base Salary
$400,000 annually, payable in accordance with the Company's customary payroll practice (the “Base Salary”) and subject to annual review but not decrease by the Board of Directors of the Company (the “Board”).

Incentive Bonus
Executive shall be eligible to receive an annual incentive bonus for each fiscal year of the Company beginning with the fiscal year beginning April 1, 2012. Executive's target annual incentive bonus shall be at 200% of the initial Base Salary and the annual incentive bonus range shall be from 162.5% to 237.5% of the initial Base Salary, with the actual level of payment being contingent upon the level of achievement of preestablished performance goals set by the Board. The target and range will be adjusted downward by the Board in the event the Base Salary is increased. The annual incentive bonus shall not be deemed to be earned until the date that it is paid, and Executive must be an employee in good standing on such date in order to receive any bonus; provided, however, that if Executive's employment is terminated without “Cause” or he resigns for “Good Reason” (defined below) after the last day of the applicable fiscal year but before bonuses are paid, generally, to employees, then Executive shall be entitled to receive his bonus based on the actual level of achievement, at the time when employees, generally, receive such bonuses. The annual incentive bonus (if any) shall be paid within 90 days following completion of the applicable fiscal year and in no event later than March 15th after each fiscal year end. Payment of any bonus will be at the sole discretion of Parent based on its evaluation of the level of achievement of performance goals.

Benefits	Executive shall be eligible to participate in any employee benefit plan that the Company has adopted or may adopt for the benefit of its senior executives from time to time.
Equity Participation
Executive shall be granted options (“Options”) to purchase up to [.]% of the common stock of the Company on a fully-diluted basis as of the Effective Date, subject to the terms of the Company's Stock Option Plan. The Options shall have a per share exercise price equal to the consideration paid per share in the Merger and shall vest in equal annual installments over five years starting from the date of grant. Vested options shall be exercisable in cash for a period equal to the greater of (i) 18 months following the termination of Executive's employment by the Company without Cause or Executive's resignation of employment for Good Reason (as defined below) and (ii) 42 months following the closing of the Merger.  xxxxxxxxxxx 100% of all Options immediately shall vest and become exercisable upon the occurrence of a Change in Control (defined below).

Consent to Incurring Indebtedness for Stockholder Dividend
From and after the time (if any) Eric Schiffer ceases to be the Chief Executive Officer of the Company, until the earlier of (i) a qualifying public offering of the Company's common stock, (ii) termination of Executive's employment and (iii) five years after the closing date of the Merger, if the Company's EBITDA measured from the Closing Date is at a level that is 80% or more of the budgeted level for EBITDA in the financing plan established in connection with the Merger, the Company will not be permitted, without the prior written consent of either Executive or Eric Schiffer to either incur indebtedness in excess of five times EBITDA over the last twelve months for the purpose of paying a dividend to its stockholders or repurchasing or redeeming shares held by Ares or CPP (whether such dividend, repurchase or redemption occurred prior to or after such incurrence); provided, that a refinancing, repurchase or similar transaction in respect of the Bridge Financing, shall not be deemed to be the payment of a dividend to the Company's stockholders or the incurrence of indebtedness. For the avoidance of doubt, the repayment of bona fide indebtedness held by a stockholder of the Company shall not be considered a dividend for purposes hereof.

Termination of Employment
By the Company without Cause or by Executive for Good Reason:
Executive shall be entitled to receive (i) an amount equal to three times the sum of (A) Executive's Base Salary plus (B) Executive's target annual incentive bonus for the year of termination (the “Severance Amount”), one half of which Severance Amount shall be paid in equal installments over three years in accordance with the Company's regular payroll schedule, and the remainder of which Severance Amount shall be payable in three annual installments (the first installment occurring on the 60th day following termination of employment and the remaining two installments payable on the next two anniversaries thereof), (ii) full vesting of all outstanding and then-unvested Options, (iii) payment of any earned but unpaid incentive bonus attributable to a previously completed fiscal year and (iv) continued coverage under the Company's group health plans (or, to the extent such coverage is not permissible under the terms of such plan(s), comparable coverage) for Executive and Executive's dependents• (to the extent covered under such plan(s) immediately prior to such termination), at the Company's sole expense until the earlier of (A) one year from the date of Executive's termination of employment with the Company and (B) the date Executive is or becomes eligible for comparable coverage under health plans of another employer. The foregoing payments and benefits shall commence on the 60th day following termination of employment provided that Executive has executed and not revoked a release of claims against the Company, in a form satisfactory to the Company, by such date (or, in the case of (iii) above, at the same time as such bonuses are paid to employees, generally, if later) and shall be contingent on Executive's continued compliance with applicable post-termination restrictive covenants. For purposes of the foregoing calculations, “Base Salary” shall mean the base salary as in effect on the date of termination of employment without regard to any reduction that may have given rise to Good Reason.

“Cause” means, (i) Executive has been indicted for or charged with a felony, which causes a material disruption in Executive's performance of his duties hereunder that is not cured within 30 calendar days following written notice of such breach, (ii) Executive has been convicted of, pled guilty to, or has entered a nolo contendere plea to a misdemeanor where imprisonment of greater than one month is imposed, other than for a traffic-related offense or a felony, (iii) any act of material misconduct or gross negligence by Executive in the performance of his duties or any act of moral turpitude by Executive, (iv) Executive's commission of any act of theft, fraud or material dishonesty, (v) Executive's willful failure to perform any reasonable duties assigned to him by the Board or Executive's refusal or willful failure to follow the lawful directives of the Board after written notice from the Company of, and 30 calendar days to cure, such refusal or failure, (vi) any material breach by Executive of the material terms set forth in the employment agreement (including its exhibit(s)), the Rollover Letter, or the Stockholders' Agreement that is not cured within 30 calendar days following written notice of such breach, and (vii) Executive's unlawful appropriation of a material corporate opportunity. “Cause” shall cease to exist for an event on the 60th day following the later of (A) its occurrence or (B) knowledge thereof by a majority of the Board (not including Executive or any other employee of the Company, if applicable) that the conduct has occurred and, if applicable, such conduct has resulted in the requisite consequences hereunder, unless the Company has given Executive a notice thereof prior to such date; provided, however, that any waiver by the Company of any conduct, event or occurrence that otherwise would have constituted Cause shall not be a waiver of any subsequent conduct, event or occurrence of the same or any other type, and in addition may be considered by the Company for purposes of the Company's right to terminate Executive's employment for Cause in connection with such subsequent conduct, event or occurrence of the same or any other type.

“Good Reason” means the occurrence of any of the following events, without Executive's consent, (i) a material reduction in Executive's Base Salary, (ii) a material reduction in Executive's title, or duties and responsibilities, (iii) relocation outside of Los Angeles County, or (iv) a material breach by the Company of any material term set forth in the employment agreement. The occurrence of the events described in (i) through (iv) above only shall constitute Good Reason if (A) Executive provides the Company written notice within 90 days following the occurrence of the event that allegedly constitutes Good Reason (the “Good Reason Notice”); (B) the Company fails to cure such event within 30 days after receiving such Good Reason Notice; and (C) Executive resigns within 60 days following delivery of such Good Reason Notice. For the avoidance of doubt, Executive's job shall require significant travel outside of Los Angeles County, which shall not constitute “Good Reason.”

“Disability” has the meaning of “Total Disability” as defined under the Company's Long Term Disability Plan in effect at the time of the disability.

By the Company for Cause or by Executive without Good Reason: The Company shall pay to Executive his earned but unpaid Base Salary and any vested benefits to which he is entitled under the Company's benefit plans, including any earned but unpaid incentive bonus (collectively, the “Accrued Benefits”). All vested and unvested Options shall terminate. Executive is required to give the Company 30 days advance notice of his intention to terminate employment.

Death/Disability: Executive shall receive the Accrued Benefits, and any Options that would have vested in the 12 months following Executive's termination due to Executive's death or Disability shall become immediately vested. Executive (or his estate) shall have one year to exercise vested Options.

Change in Control
Change in Control means the occurrence of any of the following:

(a)           the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”), other than any acquisition by Ares, CPP or their respective affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board (the “Voting Securities”), in each case calculated on a fully diluted basis after giving effect to such acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in this clause (a): (A) any acquisition by any Person or group of Persons consisting solely of shareholders of Parent on the Effective Date, (B) any acquisition so long as such acquisition does not result in any Person (other than any shareholder or shareholders of Parent on the Effective Date), beneficially owning shares or securities representing 50% or more of the Voting Securities, and (C) any acquisition, after which Parent or its affiliates have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

(b)           after a qualifying public offering of Parent's common stock, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) Persons who were members of the Board on the Effective Date, (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date and (iii) Persons who were designated for election as members of the Board pursuant to the shareholders agreement entered into in connection with the Merger; provided, however, that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i), (ii) or (iii) or by Persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or

(c)           (i) a complete liquidation or dissolution of Parent or (ii) the sale or other disposition (including by means of a merger or consolidation), directly or indirectly, of all or substantially all of the assets of Parent and its subsidiaries, taken as a whole, to any Person other than Ares, CPP or their respective affiliates.

Withholding/409A	All amounts payable to Executive are subject to applicable withholding taxes. Payments to Executive are intended to be exempt from, or to comply with, Internal Revenue Code Section 409A.
Restrictive Covenants	Executive shall execute, on the date of the Closing (as defined in the Rollover Letter), the “Non-Competition, Non-Solicitation and Confidentiality Agreement” attached hereto as Schedule 1 and incorporated herein by reference.
Dispute Resolution
Executive shall be bound by Parent's mandatory dispute resolution procedures with respect to all matters pertaining to his employment (including termination of employment) with the Company, which procedures include mandatory arbitration to resolve all issues.

SCHEDULE 1

NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Non-Competition, Non-Solicitation and Confidentiality Agreement (“Agreement”), dated [●], 2011, is by and among 99 Cents Only Stores and Jeff Gold (“Executive”).

Executive's non-competition and non-solicitation covenants, as reflected in this Agreement, are an essential inducement to Number Holdings, Inc. (“Parent”) to enter into the transactions (the “Merger”) described in that certain Agreement and Plan of Merger among Parent, Number Merger Sub, Inc., and the Company, dated the same date of this Agreement, and to employ Executive.

The Company has offered employment or continued employment to Executive. During the course of his employment with the Company, Executive has developed and will develop, at the Company's and Parent's expense, important relationships with customers and prospective customers of the Company. Executive has had access to and will continue to have access to certain confidential methods, practices, information and procedures with which the Company conducts its business and of certain confidential information regarding the Company's customers and/or prospective customers.

In consideration of the Merger and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.
No Competing Employment. During the Restricted Period, Executive shall not in any manner, without the prior written consent of the Company, directly or indirectly, whether as an investor, officer, director, owner, member, employee, consultant or otherwise, provide services or capital to any entity or organization or any business that is materially engaged or planning to be materially engaged in the Business of the Company (as defined below) as conducted in the Territory, including, without limitation, (a) any business or activity then currently conducted by the Company, including without limitation, any business or enterprise engaged in or related to the retail sale (including importing, distributing and other levels in the supply chain) of discount and/or “deep discount” and/or “extreme value” groceries and other consumer goods, or the private labeling of “deep discount” or “extreme value” groceries and other consumer goods; and (b) any business that the Company has a bona fide intention to conduct and of which the Executive is aware or should be aware at the time of his termination of employment (collectively, “Business of the Company”); provided, however, that nothing contained herein shall prohibit (a) Executive's participation, as an investor, officer, director, owner, member, employee, consultant or otherwise, in the business of real estate investing and leasing, (b) Executive's ownership, either directly or indirectly, of up to 2% of any class of securities or debt which are listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc, or (c)

Executive's direct or indirect investment, through a private equity fund, in any privately-held company engaged in the Business of the Company so long as Executive is a limited partner or non-managing member of any such fund and does not provide consulting services of any kind to any such fund or its investments. Executive acknowledges that the intention of these restrictions is to prevent Executive from providing services or capital to a competitor of the Business of the Company; and that the Company will engage in good faith discussions with Executive as to whether Executive's service to an affiliate of a competitor or an entity described above will not be subject to the operation of this section on the grounds that such service will not be rendered in such a fashion so as to defeat the purpose of this restrictive covenant. “Restricted Period” means the period of Executive's employment with the Company and a three- year period following the termination of Executive's employment for any reason. “Territory” means the geographic area where the Business of the Company has been carried on and where the Company has bona fide intentions to extend the Business of the Company as of the closing of the Merger.

2.
No Interference. During the Restricted Period, Executive shall not, directly or indirectly, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), (a) solicit, hire or engage in any capacity, encourage to terminate, endeavor to entice away from the Company, or otherwise interfere with the relationship of any member of the Company, any individual who is, or was within the then most recent 12-month period, employed by, or otherwise engaged to perform services for, the Company; provided, however, that general advertising not directed specifically at employees of the Company shall not be deemed to violate this clause or (b) solicit, hire or engage in any capacity or encourage any person or entity who is, or was within the then most recent 12-month period, a customer or client of the Company with respect to the Business of the Company or other entity which has a business relationship with the Company with respect to the Business of the Company to terminate or reduce its relationship with the Company.

3.
Confidentiality. Executive recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operation of the Company, the use or disclosure of which could cause the Company or its members substantial losses and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Executive covenants and agrees with the Company that he will not at any time, except in performance of his obligations hereunder, as required by law or legal process, or with the prior written consent of the Company, directly or indirectly, either disclose to any person, or use for his personal benefit, any secret or confidential information that he may learn or has learned by reason of his association with the Company. As used herein “confidential  information” means any proprietary, non-public secret or otherwise confidential information of the Company, including, without limitation, trade secrets and other confidential or proprietary business, technical, personnel or financial information, whether or not Executive's work product, in written, graphic, oral or other tangible or intangible forms, including but not limited to specifications, samples, records, data, computer programs, drawings, diagrams, models, customer names, ID's or e-mail addresses, business or marketing plans, studies, analyses, projections and reports, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and software systems and processes. Any information that is not readily available to the public shall be considered to be a trade secret and confidential and proprietary, even if it is not specifically marked as such, unless the Company advises Executive otherwise in writing.

4.
Exclusive Property. Executive hereby acknowledges and agrees that all confidential and proprietary information including all business records, papers, computer software, computer data and documents generated by the Company or kept or made by Executive relating to the Business of the Company is and shall remain the exclusive property of the Company (the “Proprietary Property”). Upon termination of his employment, Executive hereby agrees that, as of the date of such termination, he shall return or have returned to the Company all property of the Company, including, without limitation, Proprietary Property then in the possession of Executive or in his dominion and all property including copies thereof made available to Executive in connection with his services to the Company, including, without limitation, any and all records, drawings, manuals, reports, papers and documents kept or made by Executive in connection with his employment with the Company, vendor and customer lists, financial data, keys and security access cards.

5.
Inventions. Executive hereby assigns and conveys to the Company all of his right, title and interest in and to all Inventions (as defined below) developed, discovered, improved, authored, derived, invented or acquired by him within the period beginning on the first day of his employment with Company. Executive further agrees that he shall, without the payment of royalty or any other consideration therefor:

(a)           apply, at the Company's request and expense, for such United States and foreign patents, copyrights, trademarks or service marks, as the case may be, as the Company shall direct; and

(b)           deliver promptly to the Company, without charge to the Company but at its expense, such written instruments, and do such other acts, as may be reasonably necessary, in the opinion of the Company, to obtain and maintain United States and foreign patents, copyrights, trademarks or service marks related to each such Invention.

As used herein, “Inventions” means all work product, inventions, discoveries, ideas, concepts, designs, software programs, and improvements of any sort, whether patentable, copyrightable or not, that are developed, discovered, improved, authored, derived, invented or acquired by Executive, whether alone or jointly with others, and whether during business hours or thereafter, and that are either, directly or indirectly, related to the scope of Executive's employment by the Company or make use, in any manner, of the resources or any proprietary information of the Company. It is understood that the term “Invention” includes all know-how and Technical Data relating to the foregoing, and all patents, copyrights, trademarks and service marks, and applications therefore, of the

United States or any other country related to the foregoing. “Technical Data” means all written, printed and other tangible materials embodying or containing know-how, and includes, without limiting the generality of the foregoing, all correspondence, designs, processes, source codes, object codes, formulas, drawings and tracings, specifications and engineering data, reporting formats, memoranda and notebooks, and all copies thereof, together with all models and prototypes of every description. Notwithstanding the foregoing, the assignment provided for in this section shall not apply to any invention that qualifies for exemption from assignment under the provisions of Section 2870 of the California Labor Code.

6.
Injunctive Relief. Without intending to limit the legal or equitable remedies available hereunder, both parties acknowledge that a breach by the other of the applicable covenants contained herein may result in material irreparable injury to the other for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, either party shall be entitled to obtain from any Court of competent jurisdiction a temporary restraining order and/or a preliminary or permanent injunction restraining the other from engaging in activities prohibited by this agreement or such other relief as may be required to specifically enforce any of the covenants in this agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

7.	Extension of Restricted Period. The Restricted Period shall be extended by the length of any period during which Executive is in breach of any of the terms of this agreement.

8.
Disparagement. Executive agrees that during the course of employment and after the termination of employment with the Company, except as may be required by applicable law or legal process, Executive will not disparage the Company, its products, services, agents, employees, directors, stockholders and affiliates.

9.
Reasonableness. Executive understands and agrees that the nature of the Business of the Company is highly competitive and that one of the most valuable assets being obtained in the Merger is the Company's goodwill in the marketplace and among the Company's customers, which Executive was paid to help develop and maintain, and that the Territory includes the areas in which, as of the closing date of the Merger, the Company has developed, or planned to exploit, the goodwill of the Company. Accordingly, Executive, the Company and Parent hereby agree and acknowledge that the duration, scope and geographic area applicable to the restrictions set forth in this Agreement are fair, reasonable and necessary. Executive agrees that any harm to Executive caused by the enforcement of this agreement will be outweighed by the harm to the Company should this agreement not be enforced. If at any time any of the provisions of this agreement shall be deemed invalid or unenforceable or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this agreement; and the Company and Executive agree that the provisions of this agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

10.	Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of laws.

11.
Venue. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Los Angeles County in California for the purposes of any suit, action or other proceeding arising out of or in connection with this Agreement or any transaction contemplated hereby, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

EMPLOYMENT TERM SHEET

Executive	Howard Gold (“Executive”)
Effective Date
This term sheet (“Term Sheet”) sets forth the principal terms of an employment agreement that shall be effective (the “Effective Date”) upon the closing of the transactions contemplated by the Agreement and Plan of Merger among Number Holdings, Inc. (“Parent”), Number Merger Sub, Inc., and 99 Cents Only Stores (the “Company”) dated October 11, 2011 (the “Merger”).

Term	Five years, unless such employment is terminated sooner as provided herein.
Title/Scope of Duties
Full time Executive Vice President, Special Projects (“EVP”), with the duties customarily associated with such positions. As EVP, Executive shall report to the Chief Executive Officer of the Company. Executive must devote his full business time to the Company and not engage in any other business activity.

Base Salary
$200,000 annually, payable in accordance with the Company's customary payroll practice (the “Base Salary”) and subject to annual review but not decrease by the Board of Directors of the Company (the “Board”).

Incentive Bonus
Executive shall be eligible to receive an annual incentive bonus for each fiscal year of the Company beginning with the fiscal year beginning April 1, 2012. Executive's target annual incentive bonus shall be at 200% of the initial Base Salary and the annual incentive bonus range shall be from 162.5% to 237.5% of the initial Base Salary, with the actual level of payment being contingent upon the level of achievement of preestablished performance goals set by the Board. The target and range will be adjusted downward by the Board in the event the Base Salary is increased. The annual incentive bonus shall not be deemed to be earned until the date that it is paid, and Executive must be an employee in good standing on such date in order to receive any bonus; provided, however, that if Executive's employment is terminated without “Cause” or he resigns for “Good Reason” (defined below) after the last day of the applicable fiscal year but before bonuses are paid, generally, to employees, then Executive shall be entitled to receive his bonus based on the actual level of achievement, at the time when employees, generally, receive such bonuses. The annual incentive bonus (if any) shall be paid within 90 days following completion of the applicable fiscal year and in no event later than March 15th after each fiscal year end. Payment of any bonus will be at the sole discretion of Parent based on its evaluation of the level of achievement of performance goals.

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Benefits	Executive shall be eligible to participate in any employee benefit plan that the Company has adopted or may adopt for the benefit of its senior executives from time to time.
Equity Participation
Executive shall be granted options (“Options”) to purchase up to [•]% of the common stock of the Company on a fully-diluted basis as of the Effective Date, subject to the terms of the Company's Stock Option Plan. The Options shall have a per share exercise price equal to the consideration paid per share in the Merger and shall vest in equal annual installments over five years starting from the date of grant. Vested options shall be exercisable in cash for a period equal to the greater of (i) 18 months following the termination of Executive's employment by the Company without Cause or Executive's resignation of employment for Good Reason (as defined below) and (ii) 42 months following the closing of the Merger.

100% of all Options immediately shall vest and become exercisable upon the occurrence of a Change in Control (defined below).

Termination of Employment
By the Company without Cause or by Executive for Good Reason:
Executive shall be entitled to receive (i) an amount equal to three times the sum of (A) Executive's Base Salary plus (B) Executive's target annual incentive bonus for the year of termination (the “Severance Amount”), one half of which Severance Amount shall be paid in equal installments over three years in accordance with the Company's regular payroll schedule, and the remainder of which Severance Amount shall be payable in three annual installments (the first installment occurring on the 60th day following termination of employment and the remaining two installments payable on the next two anniversaries thereof), (ii) full vesting of all outstanding and then-unvested Options, (iii) payment of any earned but unpaid incentive bonus attributable to a previously completed fiscal year and (iv) continued coverage under the Company's group health plans (or, to the extent such coverage is not permissible under the terms of such plan(s), comparable coverage) for Executive and Executive's dependents (to the extent covered under such plan(s) immediately prior to such termination), at the Company's sole expense until the earlier of (A) one year from the date of Executive's termination of employment with the Company and (B) the date Executive is or becomes eligible for comparable coverage under health plans of another employer. The foregoing payments and benefits shall commence on the 60th day following termination of employment provided that Executive has executed and not revoked a release of claims against the Company, in a form satisfactory to the Company, by such date (or, in the case of (iii) above, at the same time as such bonuses are paid to employees, generally, if later) and shall be contingent on Executive's continued compliance with applicable post-termination restrictive covenants. For purposes of the foregoing calculations, “Base Salary” shall mean the base salary as in

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effect on the date of termination of employment without regard to any reduction that may have given rise to Good Reason.

“Cause” means, (i) Executive has been indicted for or charged with a felony, which causes a material disruption in Executive's performance of his duties hereunder that is not cured within 30 calendar days following written notice of such breach, (ii) Executive has been convicted of, pled guilty to, or has entered a nolo contendere plea to a misdemeanor where imprisonment of greater than one month is imposed, other than for a traffic-related offense or a felony, (iii) any act of material misconduct or gross negligence by Executive in the performance of his duties or any act of moral turpitude by Executive, (iv) Executive's commission of any act of theft, fraud or material dishonesty, (v) Executive's willful failure to perform any reasonable duties assigned to him by the Board or Executive's refusal or willful failure to follow the lawful directives of the Board after written notice from the Company of, and 30 calendar days to cure, such refusal or failure, (vi) any material breach by Executive of the material terms set forth in the employment agreement (including its exhibit(s)), the Rollover Letter, or the Stockholders' Agreement that is not cured within 30 calendar days following written notice of such breach, and (vii) Executive's unlawful appropriation of a material corporate opportunity. “Cause” shall cease to exist for an event on the 60th day following the later of (A) its occurrence or (B) knowledge thereof by a majority of the Board (not including Executive or any other employee of the Company, if applicable) that the conduct has occurred and, if applicable, such conduct has resulted in the requisite consequences hereunder, unless the Company has given Executive a notice thereof prior to such date; provided, however, that any waiver by the Company of any conduct, event or occurrence that otherwise would have constituted Cause shall not be a waiver of any subsequent conduct, event or occurrence of the same or any other type, and in addition may be considered by the Company for purposes of the Company's right to terminate Executive's employment for Cause in connection with such subsequent conduct, event or occurrence of the same or any other type.

“Good Reason” means the occurrence of any of the following events, without Executive's consent, (i) a material reduction in Executive's Base Salary, (ii) a material reduction in Executive's title, or duties and responsibilities, (iii) relocation outside of Los Angeles County, or (iv) a material breach by the Company of any material term set forth in the employment agreement. The occurrence of the events described in (i) through (iv) above only shall constitute Good Reason if (A) Executive provides the Company written notice within 90 days following the occurrence of the event that allegedly constitutes Good Reason (the “Good Reason Notice”); (B) the Company fails to cure such event within 30 days after receiving such Good Reason Notice; and (C) Executive resigns

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within 60 days following delivery of such Good Reason Notice. For the avoidance of doubt, Executive's job shall require significant travel outside of Los Angeles County, which shall not constitute “Good Reason.”

“Disability” has the meaning of “Total Disability” as defined under the Company's Long Term Disability Plan in effect at the time of the disability.

By the Company for Cause or by Executive without Good Reason: The Company shall pay to Executive his earned but unpaid Base Salary and any vested benefits to which he is entitled under the Company's benefit plans, including any earned but unpaid incentive bonus (collectively, the “Accrued Benefits”). All vested and unvested Options shall terminate. Executive is required to give the Company 30 days advance notice of his intention to terminate employment.

Death/Disability: Executive shall receive the Accrued Benefits, and any Options that would have vested in the 12 months following Executive's termination due to Executive's death or Disability shall become immediately vested. Executive (or his estate) shall have one year to exercise vested Options.

Change in Control
Change in Control means the occurrence of any of the following:

(a)           the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”), other than any acquisition by Ares, CPP or their respective affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board (the “Voting Securities”), in each case calculated on a fully diluted basis after giving effect to such acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in this clause (a): (A) any acquisition by any Person or group of Persons consisting solely of shareholders of Parent on the Effective Date, (B) any acquisition so long as such acquisition does not result in any Person (other than any shareholder or shareholders of Parent on the Effective Date), beneficially owning shares or securities representing 50% or more of the Voting Securities, and (C) any acquisition, after which Parent or its affiliates have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

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(b)           after a qualifying public offering of Parent's common stock, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) Persons who were members of the Board on the Effective Date, (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date and (iii) Persons who were designated for election as members of the Board pursuant to the shareholders agreement entered into in connection with the Merger; provided, however, that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i), (ii) or (iii) or by Persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or

(c)           (i) a complete liquidation or dissolution of Parent or (ii) the sale or other disposition (including by means of a merger or consolidation), directly or indirectly, of all or substantially all of the assets of Parent and its subsidiaries, taken as a whole, to any Person other than Ares, CPP or their respective affiliates.

Withholding/409A	All amounts payable to Executive are subject to applicable withholding taxes. Payments to Executive are intended to be exempt from, or to comply with, Internal Revenue Code Section 409A.
Restrictive Covenants
Executive shall execute, on the date of the Closing (as defined in the Rollover Letter), the “Non-Competition, Non-Solicitation and Confidentiality Agreement” attached hereto as Schedule 1 and incorporated herein by reference.

Dispute Resolution
Executive shall be bound by Parent's mandatory dispute resolution procedures with respect to all matters pertaining to his employment (including termination of employment) with the Company, which procedures include mandatory arbitration to resolve all issues.

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SCHEDULE 1

NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Non-Competition, Non-Solicitation and Confidentiality Agreement (“Agreement”), dated [●], 2011, is by and among 99 Cents Only Stores and Howard Gold (“Executive”).

Executive's non-competition and non-solicitation covenants, as reflected in this Agreement, are an essential inducement to Number Holdings, Inc. (“Parent”) to enter into the transactions (the “Merger”) described in that certain Agreement and Plan of Merger among Parent, Number Merger Sub, Inc., and the Company, dated the same date of this Agreement, and to employ Executive.

The Company has offered employment or continued employment to Executive. During the course of his employment with the Company, Executive has developed and will develop, at the Company's and Parent's expense, important relationships with customers and prospective customers of the Company. Executive has had access to and will continue to have access to certain confidential methods, practices, information and procedures with which the Company conducts its business and of certain confidential information regarding the Company's customers and/or prospective customers.

In consideration of the Merger and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.
No Competing Employment. During the Restricted Period, Executive shall not in any manner, without the prior written consent of the Company, directly or indirectly, whether as an investor, officer, director, owner, member, employee, consultant or otherwise, provide services or capital to any entity or organization or any business that is materially engaged or planning to be materially engaged in the Business of the Company (as defined below) as conducted in the Territory, including, without limitation, (a) any business or activity then currently conducted by the Company, including without limitation, any business or enterprise engaged in or related to the retail sale (including importing, distributing and other levels in the supply chain) of discount and/or “deep discount” and/or “extreme value” groceries and other consumer goods, or the private labeling of “deep discount” or “extreme value” groceries and other consumer goods; and (b) any business that the Company has a bona fide intention to conduct and of which the Executive is aware or should be aware at the time of his termination of employment (collectively, “Business of the Company”); provided, however, that nothing contained herein shall prohibit (a) Executive's participation, as an investor, officer, director, owner, member, employee, consultant or otherwise, in the business of real estate investing and leasing, (b) Executive's ownership, either directly or indirectly, of up to 2% of any class of securities or debt which are listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc, or (c)

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Executive's direct or indirect investment, through a private equity fund, in any privately-held company engaged in the Business of the Company so long as Executive is a limited partner or non-managing member of any such fund and does not provide consulting services of any kind to any such fund or its investments. Executive acknowledges that the intention of these restrictions is to prevent Executive from providing services or capital to a competitor of the Business of the Company; and that the Company will engage in good faith discussions with Executive as to whether Executive's service to an affiliate of a competitor or an entity described above will not be subject to the operation of this section on the grounds that such service will not be rendered in such a fashion so as to defeat the purpose of this restrictive covenant. “Restricted Period” means the period of Executive's employment with the Company and a three- year period following the termination of Executive's employment for any reason. “Territory” means the geographic area where the Business of the Company has been carried on and where the Company has bona fide intentions to extend the Business of the Company as of the closing of the Merger.

2.
No Interference. During the Restricted Period, Executive shall not, directly or indirectly, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), (a) solicit, hire or engage in any capacity, encourage to terminate, endeavor to entice away from the Company, or otherwise interfere with the relationship of any member of the Company, any individual who is, or was within the then most recent 12-month period, employed by, or otherwise engaged to perform services for, the Company; provided, however, that general advertising not directed specifically at employees of the Company shall not be deemed to violate this clause or (b) solicit, hire or engage in any capacity or encourage any person or entity who is, or was within the then most recent 12-month period, a customer or client of the Company with respect to the Business of the Company or other entity which has a business relationship with the Company with respect to the Business of the Company to terminate or reduce its relationship with the Company.

3.
Confidentiality. Executive recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operation of the Company, the use or disclosure of which could cause the Company or its members substantial losses and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Executive covenants and agrees with the Company that he will not at any time, except in performance of his obligations hereunder, as required by law or legal process, or with the prior written consent of the Company, directly or indirectly, either disclose to any person, or use for his personal benefit, any secret or confidential information that he may learn or has learned by reason of his association with the Company. As used herein “confidential  information” means any proprietary, non-public secret or otherwise confidential information of the Company, including, without limitation, trade secrets and other confidential or proprietary business, technical, personnel or financial information, whether or not Executive's work product, in written, graphic, oral or other tangible or intangible forms, including but not limited to specifications, samples, records, data, computer programs, drawings, diagrams, models, customer names, ID's or e-mail

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addresses, business or marketing plans, studies, analyses, projections and reports, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and software systems and processes. Any information that is not readily available to the public shall be considered to be a trade secret and confidential and proprietary, even if it is not specifically marked as such, unless the Company advises Executive otherwise in writing.

4.
Exclusive Property. Executive hereby acknowledges and agrees that all confidential and proprietary information including all business records, papers, computer software, computer data and documents generated by the Company or kept or made by Executive relating to the Business of the Company is and shall remain the exclusive property of the Company (the “Proprietary Property”). Upon termination of his employment, Executive hereby agrees that, as of the date of such termination, he shall return or have returned to the Company all property of the Company, including, without limitation, Proprietary Property then in the possession of Executive or in his dominion and all property including copies thereof made available to Executive in connection with his services to the Company, including, without limitation, any and all records, drawings, manuals, reports, papers and documents kept or made by Executive in connection with his employment with the Company, vendor and customer lists, financial data, keys and security access cards.

5.
Inventions. Executive hereby assigns and conveys to the Company all of his right, title and interest in and to all Inventions (as defined below) developed, discovered, improved, authored, derived, invented or acquired by him within the period beginning on the first day of his employment with Company. Executive further agrees that he shall, without the payment of royalty or any other consideration therefor:

(a)           apply, at the Company's request and expense, for such United States and foreign patents, copyrights, trademarks or service marks, as the case may be, as the Company shall direct; and

(b)           deliver promptly to the Company, without charge to the Company but at its expense, such written instruments, and do such other acts, as may be reasonably necessary, in the opinion of the Company, to obtain and maintain United States and foreign patents, copyrights, trademarks or service marks related to each such Invention.

As used herein, “Inventions” means all work product, inventions, discoveries, ideas, concepts, designs, software programs, and improvements of any sort, whether patentable, copyrightable or not, that are developed, discovered, improved, authored, derived, invented or acquired by Executive, whether alone or jointly with others, and whether during business hours or thereafter, and that are either, directly or indirectly, related to the scope of Executive's employment by the Company or make use, in any manner, of the resources or any proprietary information of the Company. It is understood that the term “Invention” includes all know-how and Technical Data relating to the foregoing, and all patents, copyrights, trademarks and service marks, and applications therefore, of the

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United States or any other country related to the foregoing. “Technical Data” means all written, printed and other tangible materials embodying or containing know-how, and includes, without limiting the generality of the foregoing, all correspondence, designs, processes, source codes, object codes, formulas, drawings and tracings, specifications and engineering data, reporting formats, memoranda and notebooks, and all copies thereof, together with all models and prototypes of every description. Notwithstanding the foregoing, the assignment provided for in this section shall not apply to any invention that qualifies for exemption from assignment under the provisions of Section 2870 of the California Labor Code.

6.
Injunctive Relief. Without intending to limit the legal or equitable remedies available hereunder, both parties acknowledge that a breach by the other of the applicable covenants contained herein may result in material irreparable injury to the other for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, either party shall be entitled to obtain from any Court of competent jurisdiction a temporary restraining order and/or a preliminary or permanent injunction restraining the other from engaging in activities prohibited by this agreement or such other relief as may be required to specifically enforce any of the covenants in this agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

7.	Extension of Restricted Period. The Restricted Period shall be extended by the length of any period during which Executive is in breach of any of the terms of this agreement.

8.
Disparagement. Executive agrees that during the course of employment and after the termination of employment with the Company, except as may be required by applicable law or legal process, Executive will not disparage the Company, its products, services, agents, employees, directors, stockholders and affiliates.

9.
Reasonableness. Executive understands and agrees that the nature of the Business of the Company is highly competitive and that one of the most valuable assets being obtained in the Merger is the Company's goodwill in the marketplace and among the Company's customers, which Executive was paid to help develop and maintain, and that the Territory includes the areas in which, as of the closing date of the Merger, the Company has developed, or planned to exploit, the goodwill of the Company. Accordingly, Executive, the Company and Parent hereby agree and acknowledge that the duration, scope and geographic area applicable to the restrictions set forth in this Agreement are fair, reasonable and necessary. Executive agrees that any harm to Executive caused by the enforcement of this agreement will be outweighed by the harm to the Company should this agreement not be enforced. If at any time any of the provisions of this agreement shall be deemed invalid or unenforceable or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this

9

agreement; and the Company and Executive agree that the provisions of this agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

10.	Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of laws.

11.
Venue. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Los Angeles County in California for the purposes of any suit, action or other proceeding arising out of or in connection with this Agreement or any transaction contemplated hereby, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

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CONSULTING TERM SHEET

Consultant	David Gold (“Consultant”)
Services	Consultant shall serve as an independent contractor and provide consulting services from time to time as reasonably requested by the Company and agreed by Consultant.
Consultant's Time	Consultant shall not be required to provide more than one hour of consulting services each calendar year.
Term	Five years, unless such consulting arrangement is terminated sooner as provided herein.
Consulting Fee	$0.99 annually.
Termination
Consulting agreement may be terminated (I) by the Company for Cause (as defined in the Employment Agreements), (II) with the consent of both parties, or (III) by the Company if the Family Group ceased to own at least 50% of their Rollover Shares.

Restrictive Covenants
Consultant shall execute, on the date of the Closing (as defined in the Rollover Letter), the “Non-Competition, Non-Solicitation and Confidentiality Agreement” attached hereto as Schedule 1 and incorporated herein by reference.

Dispute Resolution
Consultant shall be bound by Parent's mandatory dispute resolution procedures with respect to all matters pertaining to his consulting agreement (including termination thereof) with the Company, which procedures include mandatory arbitration to resolve all issues.

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SCHEDULE 1

NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

This Non-Competition, Non-Solicitation and Confidentiality Agreement (“Agreement”), dated [●], 2011, is by and among 99 Cents Only Stores and David Gold (“Consultant”).

Consultant's non-competition and non-solicitation covenants, as reflected in this Agreement, are an essential inducement to Number Holdings, Inc. (“Parent”) to enter into the transactions (the “Merger”) described in that certain Agreement and Plan of Merger among Parent, Number Merger Sub, Inc., and the Company, dated the same date of this Agreement, and to engage Consultant.

The Company has offered to engage Consultant. During the course of his engagement with the Company, Consultant has developed and will develop, at the Company's and Parent's expense, important relationships with customers and prospective customers of the Company. Consultant has had access to and will continue to have access to certain confidential methods, practices, information and procedures with which the Company conducts its business and of certain confidential information regarding the Company's customers and/or prospective customers.

In consideration of the Merger and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.
No Competing Employment or Engagement. During the Restricted Period, Consultant shall not in any manner, without the prior written consent of the Company, directly or indirectly, whether as an investor, officer, director, owner, member, employee, consultant or otherwise, provide services or capital to any entity or organization or any business that is materially engaged or planning to be materially engaged in the Business of the Company (as defined below) as conducted in the Territory, including, without limitation, (a) any business or activity then currently conducted by the Company, including without limitation, any business or enterprise engaged in or related to the retail sale (including importing, distributing and other levels in the supply chain) of discount and/or “deep discount” and/or “extreme value” groceries and other consumer goods, or the private labeling of “deep discount” or “extreme value” groceries and other consumer goods; and (b) any business that the Company has a bona fide intention to conduct and of which Consultant is aware or should be aware at the time of his termination his engagement (collectively, “Business of the Company”); provided, however, that nothing contained herein shall prohibit (a) Consultant's participation, as an investor, officer, director, owner, member, employee, consultant or otherwise, in the business of real estate investing and leasing, (b) Consultant's ownership, either directly or indirectly, of up to 2% of any class of securities or debt which are listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc, or (c) Consultant's direct or indirect investment, through a private equity

2

fund, in any privately-held company engaged in the Business of the Company so long as Consultant is a limited partner or non-managing member of any such fund and does not provide consulting services of any kind to any such fund or its investments. Consultant acknowledges that the intention of these restrictions is to prevent Consultant from providing services or capital to a competitor of the Business of the Company; and that the Company will engage in good faith discussions with Consultant as to whether Consultant's service to an affiliate of a competitor or an entity described above will not be subject to the operation of this section on the grounds that such service will not be rendered in such a fashion so as to defeat the purpose of this restrictive covenant. “Restricted Period” means the period of Consultant's engagement with the Company and a three- year period following the termination of Consultant's engagement for any reason. “Territory” means the geographic area where the Business of the Company has been carried on and where the Company has bona fide intentions to extend the Business of the Company as of the closing of the Merger.

2.
No Interference. During the Restricted Period, Consultant shall not, directly or indirectly, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), (a) solicit, hire or engage in any capacity, encourage to terminate, endeavor to entice away from the Company, or otherwise interfere with the relationship of any member of the Company, any individual who is, or was within the then most recent 12-month period, employed by, or otherwise engaged to perform services for, the Company; provided, however, that general advertising not directed specifically at employees of the Company shall not be deemed to violate this clause or (b) solicit, hire or engage in any capacity or encourage any person or entity who is, or was within the then most recent 12-month period, a customer or client of the Company with respect to the Business of the Company or other entity which has a business relationship with the Company with respect to the Business of the Company to terminate or reduce its relationship with the Company.

3.
Confidentiality. Consultant recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his engagement hereunder, he may acquire confidential information and trade secrets concerning the operation of the Company, the use or disclosure of which could cause the Company or its members substantial losses and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Consultant covenants and agrees with the Company that he will not at any time, except in performance of his obligations hereunder, as required by law or legal process, or with the prior written consent of the Company, directly or indirectly, either disclose to any person, or use for his personal benefit, any secret or confidential information that he may learn or has learned by reason of his association with the Company. As used herein “confidential  information” means any proprietary, non-public secret or otherwise confidential information of the Company, including, without limitation, trade secrets and other confidential or proprietary business, technical, personnel or financial information, whether or not Consultant's work product, in written, graphic, oral or other tangible or intangible forms, including but not limited to specifications, samples, records, data, computer programs, drawings, diagrams, models, customer names, ID's or e-mail addresses, business or marketing plans, studies, analyses, projections and reports,

3

communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and software systems and processes. Any information that is not readily available to the public shall be considered to be a trade secret and confidential and proprietary, even if it is not specifically marked as such, unless the Company advises Consultant otherwise in writing.

4.
Exclusive Property. Consultant hereby acknowledges and agrees that all confidential and proprietary information including all business records, papers, computer software, computer data and documents generated by the Company or kept or made by Consultant relating to the Business of the Company is and shall remain the exclusive property of the Company (the “Proprietary Property”). Upon termination of his engagement, Consultant hereby agrees that, as of the date of such termination, he shall return or have returned to the Company all property of the Company, including, without limitation, Proprietary Property then in the possession of Consultant or in his dominion and all property including copies thereof made available to Consultant in connection with his services to the Company, including, without limitation, any and all records, drawings, manuals, reports, papers and documents kept or made by Consultant in connection with his engagement with the Company, vendor and customer lists, financial data, keys and security access cards.

5.
Inventions. Consultant hereby assigns and conveys to the Company all of his right, title and interest in and to all Inventions (as defined below) developed, discovered, improved, authored, derived, invented or acquired by him within the period beginning on the first day of his engagement with Company. Consultant further agrees that he shall, without the payment of royalty or any other consideration therefor:

(a)           apply, at the Company's request and expense, for such United States and foreign patents, copyrights, trademarks or service marks, as the case may be, as the Company shall direct; and

(b)           deliver promptly to the Company, without charge to the Company but at its expense, such written instruments, and do such other acts, as may be reasonably necessary, in the opinion of the Company, to obtain and maintain United States and foreign patents, copyrights, trademarks or service marks related to each such Invention.

As used herein, “Inventions” means all work product, inventions, discoveries, ideas, concepts, designs, software programs, and improvements of any sort, whether patentable, copyrightable or not, that are developed, discovered, improved, authored, derived, invented or acquired by Consultant, whether alone or jointly with others, and whether during business hours or thereafter, and that are either, directly or indirectly, related to the scope of Consultant's engagement by the Company or make use, in any manner, of the resources or any proprietary information of the Company. It is understood that the term “Invention” includes all know-how and Technical Data relating to the foregoing, and all patents, copyrights, trademarks and service marks, and applications therefore, of the United States or any other country related to the foregoing. “Technical Data” means

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all written, printed and other tangible materials embodying or containing know-how, and includes, without limiting the generality of the foregoing, all correspondence, designs, processes, source codes, object codes, formulas, drawings and tracings, specifications and engineering data, reporting formats, memoranda and notebooks, and all copies thereof, together with all models and prototypes of every description. Notwithstanding the foregoing, the assignment provided for in this section shall not apply to any invention that qualifies for exemption from assignment under the provisions of Section 2870 of the California Labor Code.

6.
Injunctive Relief. Without intending to limit the legal or equitable remedies available hereunder, both parties acknowledge that a breach by the other of the applicable covenants contained herein may result in material irreparable injury to the other for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, either party shall be entitled to obtain from any Court of competent jurisdiction a temporary restraining order and/or a preliminary or permanent injunction restraining the other from engaging in activities prohibited by this agreement or such other relief as may be required to specifically enforce any of the covenants in this agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

7.	Extension of Restricted Period. The Restricted Period shall be extended by the length of any period during which Consultant is in breach of any of the terms of this agreement.

8.
Disparagement. Consultant agrees that during the course of engagement and after the termination of engagement with the Company, except as may be required by applicable law or legal process, Consultant will not disparage the Company, its products, services, agents, employees, directors, stockholders and affiliates.

9.
Reasonableness. Consultant understands and agrees that the nature of the Business of the Company is highly competitive and that one of the most valuable assets being obtained in the Merger is the Company's goodwill in the marketplace and among the Company's customers, which Consultant was paid to help develop and maintain, and that the Territory includes the areas in which, as of the closing date of the Merger, the Company has developed, or planned to exploit, the goodwill of the Company. Accordingly, Consultant, the Company and Parent hereby agree and acknowledge that the duration, scope and geographic area applicable to the restrictions set forth in this Agreement are fair, reasonable and necessary. Consultant agrees that any harm to Consultant caused by the enforcement of this agreement will be outweighed by the harm to the Company should this agreement not be enforced. If at any time any of the provisions of this agreement shall be deemed invalid or unenforceable or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this agreement; and the Company and Consultant agree that the

5

provisions of this agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

10.	Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of laws.

11.
Venue. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Los Angeles County in California for the purposes of any suit, action or other proceeding arising out of or in connection with this Agreement or any transaction contemplated hereby, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

6